Exhibit 10.1

Execution Version

KIMBERLY-CLARK CORPORATION

$739,347,000 5.050% Senior Notes due 2028

$846,989,000 5.000% Senior Notes due 2030

$702,706,000 4.850% Senior Notes due 2032

$1,152,617,000 4.900% Senior Notes due 2033

$728,377,000 5.100% Senior Notes due 2043

$1,478,073,000 5.050% Senior Notes due 2053

$727,930,000 5.200% Senior Notes due 2063

REGISTRATION RIGHTS AGREEMENT

Dated as of November 4, 2026

TABLE OF CONTENTS

1. DEFINITIONS	2
2. EXCHANGE OFFER	6
3. SHELF REGISTRATION	9
4. ADDITIONAL INTEREST	11
5. REGISTRATION PROCEDURES	12
6. REGISTRATION EXPENSES	17
7. INDEMNIFICATION AND CONTRIBUTION	18
8. RULE 144A	22
9. NO UNDERWRITTEN REGISTRATIONS	22
10. MISCELLANEOUS	23

THIS REGISTRATION RIGHTS AGREEMENT is dated as of November 4, 2026 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), and is entered into by and among Kimberly-Clark Corporation, a Delaware corporation (the “Company”), and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as lead dealer managers and lead solicitation agents (the “Lead Dealer Managers”), on behalf of themselves and the several co-dealer managers and co-solicitation agents named on Schedule I hereto (collectively, the “Co-Dealer Managers” and, together with the Lead Dealer Managers, the “Dealer Managers”).

This Agreement is entered into in connection with the Dealer Manager Agreement, dated as of September 28, 2026 (as amended and supplemented by the Joinder to the Dealer Manager Agreement, dated October 19, 2026 and as further amended, restated, supplemented or otherwise modified from time to time, the “Dealer Manager Agreement”), by and among the Company and the Dealer Managers, which provides for, among other things, the offers by the Company to exchange any and all of the outstanding senior notes (collectively, the “Kenvue Notes”) issued by Kenvue Inc., a Delaware corporation (“Kenvue”), for consideration consisting of, with respect to each series of Kenvue Notes, newly issued senior notes of the Company (collectively, the “Securities”) and cash. The Securities are issued under the First Amended and Restated Indenture, dated as of March 1, 1988 (as amended by the first, second and eighth supplemental indentures dated as of November 6, 1992, May 25, 1994 and October 27, 2021, respectively, and collectively, the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, a national banking association duly incorporated under the laws of the United States (as successor to the Bank of New York Mellon Trust Company, N.A.), as trustee (the “Trustee”), as supplemented by the twelfth supplemental indenture, dated as of the Settlement Date (as defined herein) (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). In order to induce the Dealer Managers to enter into the Dealer Manager Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Dealer Managers and, except as otherwise set forth herein, any subsequent holder or holders of the Securities on the terms, and subject to the conditions, set forth herein.

The parties hereby agree as follows:

1. DEFINITIONS

(a) As used in this Agreement, the following terms shall have the following meanings:

Additional Interest: See Section 4(a) hereof.

Additional Interest Event: See Section 4(a) hereof.

Advice: See the last paragraph of Section 5 hereof.

Agreement: See the introductory paragraphs hereto.

Applicable Period: See Section 2(b) hereof.

Base Indenture: See the introductory paragraphs hereto.

Business Day: Shall have the meaning ascribed to such term in Rule 14d-1(g)(3) under the Exchange Act.

Co-Dealer Managers: See the introductory paragraphs hereto.

Company: See the introductory paragraphs hereto.

Dealer Manager Agreement: See the introductory paragraphs hereto.

Dealer Managers: See the introductory paragraphs hereto.

Effectiveness Period: See Section 3(a) hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Offer: See Section 2(a) hereof.

Exchange Offer Registration Statement: See Section 2(a) hereof.

Exchange Securities: See Section 2(a) hereof.

First Merger: The merger of First Merger Sub with and into Kenvue, with Kenvue surviving as a direct wholly owned subsidiary of the Company, as contemplated by the Merger Agreement.

First Merger Sub: Vesta Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company.

Holder: Any holder of a Transfer Restricted Security or Transfer Restricted Securities, including, where applicable, each Participating Broker-Dealer.

Indenture: See the introductory paragraphs hereto.

Kenvue: See the introductory paragraphs hereto.

Kenvue Notes: See the introductory paragraphs hereto.

Lead Dealer Managers: See the introductory paragraphs hereto.

Merger Agreement: The Agreement and Plan of Merger, dated as of November 2, 2025, by and among Kenvue, the Company, First Merger Sub and Second Merger Sub, as it may be amended, supplemented or modified from time to time.

New Notes Registration Rights Agreement: The Registration Rights Agreement, dated as of October 29, 2026 (as amended, restated, supplemented or otherwise modified from time to time) among the Company and the Lead Dealer Managers, as representatives of the Initial Purchasers.

Participant: See Section 7(a) hereof.

Participating Broker-Dealer: See Section 2(b) hereof.

Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

Private Exchange: See Section 2(b) hereof.

Private Exchange Notes: See Section 2(b) hereof.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act and any term sheet filed pursuant to Rule 433 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registration Statement: Any registration statement of the Company that covers any of the Securities, the Exchange Securities or the Private Exchange Notes filed with the SEC under the Securities Act, including, in each case, the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 under the Securities Act.

Rule 144A: Rule 144A under the Securities Act.

Rule 405: Rule 405 under the Securities Act.

Rule 415: Rule 415 under the Securities Act.

Rule 424: Rule 424 under the Securities Act.

SEC: The U.S. Securities and Exchange Commission.

Second Merger Sub: Vesta Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company.

Securities: See the introductory paragraphs hereto.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Settlement Date: The date hereof.

Shelf Notice: See Section 2(c) hereof.

Shelf Registration: See Section 3(a) hereof.

Shelf Registration Statement: Any Registration Statement relating to a Shelf Registration.

Shelf Suspension Period: See Section 3(a) hereof.

Supplemental Indenture: See the introductory paragraphs hereto.

TIA: The Trust Indenture Act of 1939, as amended.

Transfer Restricted Securities: Each Security upon its original issuance and at all times subsequent thereto, each Exchange Security as to which Section 2(c)(ii) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until, in each case, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Securities as to which Section 2(c)(ii) hereof is applicable, the Exchange Offer Registration Statement) covering such Security, Exchange Security or Private Exchange Note has been declared effective by the SEC and such Security, Exchange Security or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security has been exchanged pursuant to the Exchange Offer for an Exchange Security or Exchange Securities that may be resold without restriction under state and federal securities laws, (iii) such Security, Exchange Security or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) the date which is three and a half years after the date the Securities were originally issued.

Trustee: The trustee under the Indenture and the trustee under any indenture (if different) governing the Exchange Securities and Private Exchange Notes.

Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to one or more underwriters for reoffering to the public.

(b) Except as otherwise specifically provided, all references in this Agreement to acts, laws, statutes, rules, regulations, releases, forms, no-action letters and other regulatory requirements (collectively, “Regulatory Requirements”) shall be deemed to refer also to any amendments thereto and all subsequent Regulatory Requirements adopted as a replacement thereto having substantially the same effect therewith; provided that Rule 144 shall not be deemed to amend or replace Rule 144A.

2. EXCHANGE OFFER

(a) Unless the Exchange Offer would violate applicable law or any applicable interpretation of the staff of the SEC, the Company shall, at its expense, for the benefit of the Holders, use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement on an appropriate registration form (an “Exchange Offer Registration Statement”) with respect to a registered offer (the “Exchange Offer”) to exchange any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities of the same series of the Company (such debt securities, the “Exchange Securities”), that are substantially identical in all material respects to the applicable series of Securities, except that the Exchange Securities (i) shall contain no restrictive legend thereon, (ii) shall accrue interest from (A) the later of (x) the last interest payment date on which interest was paid on such Securities or (y) if such Securities are surrendered for exchange on a date in a period that includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on such Securities, from the Settlement Date, (iii) shall not contain provisions for the Additional Interest contemplated in Section 4 below, and (iv) shall be entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Company shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act. Promptly after the Exchange Offer Registration Statement is declared effective, the Company shall commence the Exchange Offer. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable federal and state securities laws. The Company shall use commercially reasonable efforts to (x) keep the Exchange Offer open for at least 20 Business Days (or such shorter or longer time period as may be required by applicable law at such time) after the date that notice of the Exchange Offer is transmitted to Holders and (y) consummate the Exchange Offer on or prior to the 365th day following the Settlement Date.

Each Holder (including, without limitation, each Participating Broker-Dealer) that participates in the Exchange Offer, as a condition to participation in the Exchange Offer and consummation by the Company of the Exchange Offer, will be required to represent to the Company in writing (which may be contained in the applicable letter of transmittal) substantially to the effect that: (i) any Exchange Securities acquired in exchange for Transfer Restricted Securities tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such recipient is such Holder itself; (ii) at the time of the commencement or consummation of the Exchange Offer, neither such Holder nor, to the knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has an arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act; (iii) neither such Holder nor, to the knowledge of such Holder, any other Person receiving Exchange Securities from such Holder is an “affiliate” (as defined in Rule 405) of the Company; (iv) if such Holder is not a broker-dealer, neither such Holder nor, to the knowledge of such Holder, any other Person receiving Exchange Securities from such Holder is engaging, or intends to engage, in a distribution of the Exchange Securities; and (v) if such Holder is a Participating Broker-Dealer, such Holder has acquired the Transfer Restricted Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder). In addition, all Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer.

Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Transfer Restricted Securities that are Private Exchange Notes, Exchange Securities as to which Section 2(c)(ii) hereof is applicable and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register Transfer Restricted Securities (other than Private Exchange Notes and Exchange Securities as to which Section 2(c)(ii) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

(b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such “Plan of Distribution” section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities in compliance with the Securities Act.

The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Securities; provided, however, that such period shall not be required to exceed 90 days after the date on which the Exchange Offer Registration Statement is declared effective, as such period is extended, if at all, pursuant to the last paragraph of Section 5 hereof (the “Applicable Period”).

If, immediately prior to the consummation of the Exchange Offer, the Dealer Managers hold any Securities acquired by them that have the status of an unsold allotment in the initial distribution, the Company, upon the written request of the Dealer Managers, may, but shall not be obligated to, simultaneously with the delivery of the Exchange Securities, issue and deliver to the Dealer Managers, in exchange (the “Private Exchange”) for such Securities held by any such Dealer Manager, a like principal amount of notes of the Company (the “Private Exchange Notes”), that are identical in all material respects to the Exchange Securities except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Securities and bear the same CUSIP number as the Exchange Securities if permitted by the CUSIP Service Bureau.

In connection with the Exchange Offer, the Company shall:

(1) make available to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(2) use its commercially reasonable efforts to keep the Exchange Offer open for not less than 20 Business Days (or such shorter or longer time period as may be required by applicable law at such time) after the date that notice of the Exchange Offer is transmitted to Holders;

(3) utilize the services of a depositary for the Exchange Offer with an address in the United States;

(4) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

(5) otherwise comply in all material respects with all laws, rules and regulations applicable to the Exchange Offer.

As soon as reasonably practicable after the close of the Exchange Offer and any Private Exchange, the Company shall:

(1) accept for exchange all Transfer Restricted Securities validly tendered and not validly withdrawn pursuant to the Exchange Offer and any Private Exchange;

(2) deliver to the Trustee for cancellation all Transfer Restricted Securities so accepted for exchange; and

(3) cause the Trustee to authenticate and deliver promptly to each Holder Exchange Securities or Private Exchange Notes, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange; provided that, in the case of any Securities held in global form by a depositary, authentication and delivery to such depositary of one or more replacement Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC; (ii) no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency which, in the Company’s judgment, might materially impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange and, in the Company’s judgment, no material adverse development shall have occurred in any existing action or proceeding with respect to the Company; (iii) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange; and (iv) the accuracy of customary representations of the Holders and other representations (including, but not limited to, those set forth in Section 2(a)) as may reasonably be necessary under applicable SEC rules, regulations or interpretations, the satisfaction by the Holders of customary conditions relating to the delivery of Securities and the execution and delivery of customary documentation relating to the Exchange Offer or Private Exchange, as applicable.

The Exchange Securities and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture substantially identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such other indenture shall provide that the Exchange Securities, the Private Exchange Notes and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Notes or the Securities will have the right to vote or consent as a separate class on any matter.

(c) If (i) the Exchange Offer is not completed within 365 days after the Settlement Date, or (ii) following the 365th day after the Settlement Date (but in any event no later than 20 days after the consummation of the Exchange Offer) the Company receives a written request from any Dealer Manager representing that it holds Transfer Restricted Securities that are or were ineligible to be exchanged in the Exchange Offer, in the case of each of clauses (i) and (ii) of this sentence, then the Company shall promptly deliver to the Trustee (to deliver to the Holders) written notice thereof (the “Shelf Notice”) and shall use commercially reasonable efforts to file a Shelf Registration pursuant to Section 3 hereof.

3. SHELF REGISTRATION

If at any time a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

(a) Shelf Registration. The Company shall, at its expense, use its commercially reasonable efforts to file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the “Shelf Registration”) as soon as practicable after the filing obligation described in such Shelf Notice arises; provided, however, that (i) nothing in this Section 3(a) shall require the Company to file the Shelf Registration Statement prior to the deadline for filing the Exchange Offer Registration Statement set forth in Section 2(a) and (ii) in the event the Exchange Offer is consummated within 365 days after the Settlement Date, the Company shall not have any obligation to file the Shelf Registration Statement pursuant to this Section 3. The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them. Notwithstanding anything to the contrary herein, no Holder shall be entitled to be named as a selling security holder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities unless such Holder has signed and returned to the Company a notice and questionnaire as distributed by the Company consenting to such Holder’s inclusion in the Prospectus as a selling security holder, evidencing such Holder’s agreement to be bound by the applicable provisions of this Agreement and providing such further information to the Company as the Company may reasonably request; provided that the Company shall not be required to name any Holder as a selling security holder in any Shelf Registration Statement or Prospectus unless such Holder has returned the completed notice and questionnaire at least five Business Days prior to the anticipated filing date of such Shelf Registration Statement or Prospectus.

The Company shall use commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act within 365 days after the date, if any, on which the Company became obligated to file the Shelf Registration Statement and to keep the Shelf Registration continuously effective under the Securities Act until the date upon which all Transfer Restricted Securities eligible to be sold thereunder have been sold pursuant to the Shelf Registration Statement or are freely tradeable pursuant to Rule 144 under the Securities Act and the applicable interpretations of the SEC or cease to be outstanding or otherwise to be Transfer Restricted Securities (the “Effectiveness Period”). Notwithstanding anything to the contrary in this Agreement, at any time, the Company may delay the filing of any Shelf Registration or delay or suspend the effectiveness thereof, for a reasonable period of time (each, a “Shelf Suspension Period”), if the Chief Financial Officer of the Company determines reasonably and in good faith that the filing of the Shelf Registration or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors of the Company, would be detrimental to the Company if so disclosed or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction or such action is required by applicable law; provided, however, that in no event shall the Company be required to disclose the business purpose for such delay or suspension. Each Holder receiving notice of any Shelf Suspension Period shall treat such notice (and the existence and contents thereof) as confidential, shall not use such information for any purpose, shall not trade in any Securities of the Company while aware of such information unless and until such information becomes public or ceases to be material and shall not disclose such information to any Person, except to the extent such disclosure is required by legal process. Any Shelf Suspension Period pursuant to this Section 3(a) shall begin on the date specified in a written notice given by the Company to the Holders and shall end on the date specified in a subsequent written notice given by the Company to the Holders.

(b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than in the case of Shelf Suspension Period(s) permitted by this Agreement or because of the sale of all of the Securities registered thereunder), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

(c) Supplements and Amendments. The Company shall promptly supplement and/or amend the Shelf Registration if (i) required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, (ii) required by the Securities Act or (iii) reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement with respect to the information included therein with respect to one or more of such Holders.

4. ADDITIONAL INTEREST

(a) The Company and the Dealer Managers agree that the Holders will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof, as further specified in this Section 4, and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Securities (“Additional Interest”) if (A) the Company has neither (i) consummated the Exchange Offer on or prior to the 365th day following the Settlement Date nor (ii) if applicable, had a Shelf Registration Statement declared effective under the Securities Act on or prior to the 365th day after the date that such Shelf Registration is required to be declared effective determined in accordance with Section 2(c) and 3(a) hereof (other than in the case of Shelf Suspension Period(s) permitted by this Agreement), or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than in the case of Shelf Suspension Period(s) permitted by this Agreement or because of the sale of all of the Securities registered thereunder) and such failure to remain effective exists for more than 90 days (whether or not consecutive) in any 12-month period during the Effectiveness Period (each such event referred to in clauses (A) and (B), an “Additional Interest Event”), then Additional Interest shall accrue on the principal amount of the Securities of the series affected by such Additional Interest Event then outstanding (but, following the consummation of the Exchange Offer, only on the principal amount of such Securities that could not be exchanged or were not exchanged as specified in Section 2(c) hereof) at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any Additional Interest Event, which rate will, after such 90-day period, increase to a maximum of 0.50% per annum thereafter (such Additional Interest to be calculated by the Company) commencing on (x) the 366th day after the Settlement Date, in the case of clause (A)(i) above, (y) such later date that a Shelf Registration is required to be declared effective determined in accordance with Section 2(c) and 3(a) hereof, in the case of clause (A)(ii) above, or (z) the date such Shelf Registration ceases to be effective for more than 90 days (whether or not consecutive) in any 12-month period during the Effectiveness Period (other than in the case of Shelf Suspension Period(s) permitted by this Agreement or because of the sale of all of the Securities registered thereunder), in the case of clause (B) above; provided, however, that upon the exchange of the Exchange Securities for all Transfer Restricted Securities validly tendered (in the case of clause (A) of this Section 4(a)) or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of clause (B) of this Section 4(a)) or if the Securities otherwise no longer constitute Transfer Restricted Securities, Additional Interest on the Securities in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. The obligation of the Company to pay Additional Interest as set forth in this Section 4 shall be the sole and exclusive remedy, monetary or otherwise, of the Holders and Participating Broker-Dealers for any Additional Interest Event, and no Holder or Participating Broker-Dealer shall be entitled to recover any consequential, indirect, special, incidental, exemplary, or punitive damages in connection therewith. Notwithstanding anything to the contrary herein, (i) the amount of Additional Interest payable shall not increase because more than one Additional Interest Event has occurred and is continuing, (ii) a Holder or Participating Broker-Dealer that is not entitled to the benefits of the Shelf Registration shall not be entitled to Additional Interest with respect to any Additional Interest Event that pertains to the Shelf Registration and (iii) the Company shall not be obligated to pay Additional Interest provided in this Section 4 during a Shelf Suspension Period permitted by Section 3(a) hereof. For the avoidance of doubt, following the cure of each Additional Interest Event, the accrual of Additional Interest on the affected Securities will cease, the interest rate will revert to the original rate on such Securities and, upon any subsequent Additional Interest Event following any such cure of such Additional Interest Event, Additional Interest will begin accruing again at 0.25% per annum and will increase to a maximum of 0.50% per annum as provided above until such subsequent Additional Interest Event has been cured.

(b) The Company shall notify the Trustee within five Business Days after the occurrence of an Additional Interest Event in respect of which Additional Interest is required to be paid. Any amounts of Additional Interest due pursuant to clause (a) of this Section 4 shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of the Transfer Restricted Securities entitled to such Additional Interest, on or before the applicable semi-annual interest payment date set forth in the Indenture, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of the Transfer Restricted Securities affected thereby entitled to receive the interest payment to be paid on such date as set forth in the Indenture. The amount of Additional Interest will be determined by the Company by multiplying the applicable Additional Interest rate by the applicable principal amount of the Transfer Restricted Securities entitled to such Additional Interest (as determined pursuant to Section 4(a) hereof), multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year consisting of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Additional Interest Event.

5. REGISTRATION PROCEDURES

In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Company shall use its commercially reasonable efforts to effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

(a) Use its commercially reasonable efforts to prepare and file with the SEC, a Registration Statement as prescribed by Section 2 or 3 hereof, and use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer from whom the Company has received prior written notice of its intent to participate in the Exchange Offer, then, prior to the filing of any such Registration Statement, Prospectus or any material amendment or supplement thereto, the Company shall furnish drafts thereof to counsel for the Holders of the Transfer Restricted Securities covered by such Registration Statement (which shall be a single firm and which shall be Latham & Watkins LLP or such other firm selected by the Holders holding a majority in principal amount of such Transfer Restricted Securities) or counsel for such Participating Broker-Dealer, as applicable, and shall consider in good faith any comments timely received thereon; provided that such review shall be limited to disclosure relating to such Holders or Participating Broker-Dealers and the plan of distribution, and shall not include any documents incorporated by reference or exhibits thereto. The Company shall not be required to delay any filing as a result of such review process, and the content of any filing shall remain within the sole discretion of the Company.

(b) Subject to Section 3(a), prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period, the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force); and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus in all material respects; provided, however, that nothing contained herein shall imply that the Company is liable for any action or inaction of any Holder, including any Participating Broker-Dealer.

(c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period relating thereto from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Transfer Restricted Securities (with respect to a Registration Statement filed pursuant to Section 3 hereof) or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, and their counsel promptly (but in any event within three Business Days) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening in writing of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company’s determination that a post-effective amendment to a Registration Statement would be appropriate.

(d) Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction.

(e) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities (with respect to a Registration Statement filed pursuant to Section 3 hereof) and to each such Participating Broker-Dealer who so requests (with respect to any such Registration Statement) and to their respective counsel upon request and at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, and their respective counsel at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto.

(g) Prior to any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or Participating Broker-Dealer reasonably request in writing; provided, however, that the Company agrees to use its commercially reasonable efforts to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(g), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where they are not then so qualified, (B) take any action that would subject them to general service of process or taxation in any such jurisdiction where they are not then so subject or (C) make any changes to its certificate of incorporation or by-laws (or other organizational documents) or any agreement between it and holders of its ownership interests.

(h) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Securities to be in such denominations (subject to applicable requirements contained in the Indenture) and registered in such names as the Holders may reasonably request.

(i) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(iv) or 5(c)(v) hereof, as promptly as practicable, use its commercially reasonable efforts to prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference so that (but only to such an extent that), as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder (with respect to a Registration Statement filed pursuant to Section 3 hereof) or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer (with respect to any such Registration Statement), any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) Prior to the effective date of the Registration Statement relating to the Transfer Restricted Securities, (i) if then in certificated form, provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities.

(k) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Securities, to effect such changes (if any) to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(l) Comply in all material respects with all applicable rules and regulations of the SEC, and make generally available to their securityholders with regard to any applicable Registration Statement a consolidated earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for the 12-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the first Registration Statement required by this Agreement; provided that this requirement shall be deemed satisfied by the Company by complying with the applicable reporting covenant of the Indenture.

(m) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Company (or to such other Person as directed by the Company), in exchange for the Exchange Securities or the Private Exchange Notes, as the case may be, if then in certificated form, the Company shall mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Notes, as the case may be; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

(n) Use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Exchange Securities and/or Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

The Company may require each seller of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company in writing such information regarding such seller and the distribution of such Transfer Restricted Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Transfer Restricted Securities of any seller so long as such seller fails to furnish such information in writing within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly in writing to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (to the extent not objected to by the SEC) (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by its acquisition of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v) hereof, such Holder shall forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, each of the Applicable Period and the Effectiveness Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof or (y) the Advice.

6. REGISTRATION EXPENSES

(a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company of its obligations under Sections 2, 3, 5 and 8 hereof shall be borne by the Company whether or not the Exchange Offer Registration Statement or any Shelf Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Securities as provided in Section 5(g) hereof)) (provided that the aggregate amount payable by the Company with respect to fees and expenses of counsel pursuant to this clause (i) and Section 6(a)(i) of New Notes Registration Rights Agreement shall not, in the aggregate, exceed $20,000), (ii) printing expenses, including, without limitation, printing Prospectuses if the printing of Prospectuses is requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement, or in respect of Transfer Restricted Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) fees and expenses of the Trustee and any exchange agent retained by the Company and their counsel, and (iv) fees and disbursements of counsel for the Company and, in the case of a Shelf Registration, subject to Section 6(b), reasonable and documented fees and disbursements of one firm of counsel for all of the sellers of Transfer Restricted Securities selected by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Shelf Registration (which counsel shall be reasonably satisfactory to the Company) exclusive of any counsel retained pursuant to Section 7 hereof (provided that the aggregate amount payable by the Company with respect to fees and expenses of counsel for the sellers of Transfer Restricted Securities pursuant to this clause (iv) and Section 6(a)(iv) of New Notes Registration Rights Agreement shall not, in the aggregate, exceed $150,000); provided, however, that each Holder shall pay all commissions and transfer taxes, if any, relating to the sale and disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement.

(b) In connection with any Registration Statement required by this Agreement (other than the Exchange Offer Registration Statement), the Company will reimburse the Dealer Managers and the Holders of Transfer Restricted Securities being resold pursuant to the “Plan of Distribution” contained in the Shelf Registration Statement for the reasonable and documented fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared (provided that the aggregate amount payable by the Company with respect to fees and expenses of counsel pursuant to this clause (b) and Section 6(b) of New Notes Registration Rights Agreement shall not, in the aggregate, exceed $150,000).

7. INDEMNIFICATION AND CONTRIBUTION

(a) The Company agrees to indemnify and hold harmless each Dealer Manager and each affiliate of any Dealer Manager within the meaning of Rule 405 under the Securities Act, each Holder of Transfer Restricted Securities, each Participating Broker-Dealer selling Exchange Securities during the Applicable Period and each affiliate of any Participating Broker-Dealer within the meaning of Rule 405 under the Securities Act, and each Person, if any, who controls such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Participant”) against any losses, claims, damages or liabilities, joint or several, to which any Participant may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto); or

(ii) the omission, or alleged omission to state, in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein (in the case of any such Prospectus, in the light of the circumstances under which such statement was made), not misleading;

and agree (subject to the limitations set forth in the proviso to this sentence) to reimburse, as incurred, the Participant for any reasonable legal or other expenses incurred by the Participant in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case under this Section 7(a) to the extent that any such loss, claim, damage or liability (A) arises out of or is based upon any untrue statement or omission or alleged untrue statement or alleged omission made in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any amendment or supplement thereto in reliance upon and in conformity with written information relating to any Participant furnished to the Company by such Participant specifically for use therein or (B) arising from an offer or sale of Securities or Exchange Securities occurring during a Shelf Suspension Period by a Holder or Participating Broker-Dealer to whom the Company theretofore provided notice thereof pursuant to Section 5(c) hereof. The indemnity provided for in this Section 7 will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by the Company, which consent shall not be unreasonably withheld.

(b) Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, representative, agent, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading (in the case of any such Prospectus, in the light of the circumstances under which such statements were made), in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was made in reliance upon and in conformity with written information concerning such Participant furnished to the Company by or on behalf of such Participant specifically for use therein or (iii) an offer or sale of Securities or Exchange Securities occurring during a Shelf Suspension Period by a Holder or Participating Broker-Dealer to whom the Company theretofore provided notice thereof pursuant to Section 5(c) hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company or any such director, officer, representative, agent, employee or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 7 will be in addition to any liability that the Participants may otherwise have to the indemnified parties. A Participant shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such Participant, which consent shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel in each applicable jurisdiction) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel in each applicable jurisdiction) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel in each applicable jurisdiction), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advice of counsel to the indemnified party); (ii) such action includes both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified party) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or separate but related or substantially similar proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one local counsel in each applicable jurisdiction) representing the indemnified parties under paragraph (a) or paragraph (b) of this Section 7, as the case may be, who are parties to such action or actions. Any such separate firm for any Participants shall be designated in writing by Participants who sold a majority in interest of the Transfer Restricted Securities and Exchange Securities sold by all such Participants, in the case of paragraph (a) of this Section 7, or the Company, in the case of paragraph (b) of this Section 7. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred and following a written request therefor.

(d) After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the third sentence of paragraph (c) of this Section 7, or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

(e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) (other than for the reasons specified in Section 7(a) or 7(b) hereof, including by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to paragraph (a) or (b) of this Section 7, where such failure materially prejudices the indemnifying party (through the forfeiture of substantial rights or defenses)), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Securities, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Participants, on the other, shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) of the Securities received by the Company bear to the total discounts and commissions received by the Participants in connection with the initial sale of the Securities by the Company (or if such Participant did not receive a discount from the Company with respect to the initial sale of the Securities by the Company, the net proceeds received by such Participant from the sale of Securities, Exchange Securities or Private Exchange Notes pursuant to such Registration Statement). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Participants, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation or net proceeds, as applicable, on the sale of Securities received by such Participant in connection with the sale of the Securities, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each person, if any, who controls a Participant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Participants, and each director, member or manager, as applicable, of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

8. RULE 144A

The Company covenants and agrees that it will use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports and does not otherwise file such reports pursuant to the terms of the Indenture, the Company shall, upon the request of any Holder or beneficial owner of Transfer Restricted Securities, make available the information required by Rule 144A(d)(4) under the Securities Act in order to permit sales pursuant to Rule 144A.

9. NO UNDERWRITTEN REGISTRATIONS

Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to assist in an underwritten offering of the Transfer Restricted Securities.

10. MISCELLANEOUS

(a) No Inconsistent Agreements. The Company has not as of the date hereof entered, and the Company shall not after the date of this Agreement enter, into any agreement with respect to any of the Company’s securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities, if any, under any such agreements.

(b) Adjustments Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Company to consummate the Exchange Offer on the terms specified herein or effect any Shelf Registration required by this Agreement.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company, and (II) the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities; provided, however, that Section 7 hereof and this Section 10(c) may not be amended, modified or supplemented, the rate at which Additional Interest accrues pursuant to Section 4(a) hereof may not be reduced, and the time for payment of Additional Interest pursuant to Section 4(a) hereof may not be changed, in each case, without the prior written consent of each Holder (including any person who was a Holder of Transfer Restricted Securities or Exchange Securities disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement; provided, further, that no consent is necessary from any Holder in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holder, as determined by the Company in its reasonable discretion. Notwithstanding the foregoing, (A) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose Securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered and (B) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold pursuant to such Registration Statement.

(d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier, facsimile or electronic mail:

(i) If to a Holder of the Transfer Restricted Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Dealer Managers as follows:

J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

Attention: Liability Management

Tel: (866) 834-4666

Email: JPM_LM@jpmorgan.com

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: Liability Management Group

Tel: (800) 558-3745

Morgan Stanley & Co. LLC

1585 Broadway, 6th Floor

New York, New York 10036

Attention: Global Debt Advisory Group

Toll-Free: (800) 624-1808

Collect: (212) 761-1057

with a copy to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, New York 10020

Attention: Stelios Saffos, Erika Weinberg

Email: Stelios.Saffos@lw.com; Erika.Weinberg@lw.com

(ii) If to the Dealer Managers, at the address specified in Section 10(d)(i) hereof;

(iii) If to the Company, at the address as follows:

Kimberly-Clark Corporation

P.O. Box 619100

Dallas, Texas 75261-9100

Attention: General Counsel

Telephone: (972) 281-1200

with a copy to:

Kirkland & Ellis LLP

1301 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Attention: Rachel W. Sheridan, P.C., Shagufa R. Hossain, P.C.

Email: rachel.sheridan@kirkland.com; shagufa.hossain@kirkland.com

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Asher Qazi

Email: asher.qazi@kirkland.com

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and upon receipt of confirmation, if sent by facsimile or electronic mail.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided, further, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Dealer Manager Agreement or the Indenture.

(f) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”, including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 309), as amended from time to time, or other applicable law) shall be effective as delivery of a manually executed counterpart thereof.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their respective commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Securities Held by the Company or Any of its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or any of its controlled affiliates (as such term is defined in Rule 405) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k) Third-Party Beneficiaries. Holders of Transfer Restricted Securities and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons to the extent necessary to protect the rights of the Holders hereunder.

(l) Entire Agreement. This Agreement, together with the Dealer Manager Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders and Dealer Managers, on the one hand, and the Company, on the other hand, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

[Signatures pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KIMBERLY-CLARK CORPORATION

By:	/s/ Flavio Costa
Name: Flavio Costa
Title: Vice President and Treasurer

[Signature Page to Registration Rights Agreement (Exchange Offer)]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

[Signature Page to Registration Rights Agreement (Exchange Offer)]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Managing Director

[Signature Page to Registration Rights Agreement (Exchange Offer)]

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

MORGAN STANLEY & CO. LLC

By:	/s/ Jason Passafuime
Name: Jason Passafuime
Title: Executive Director

[Signature Page to Registration Rights Agreement (Exchange Offer)]

Schedule I

Co-Dealer Managers

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Morgan Stanley & Co. LLC

BNP Paribas Securities Corp.

HSBC Securities (USA) Inc.

U.S. Bancorp Investments, Inc.

BBVA Securities Inc.

RBC Capital Markets, LLC